                                                                    EXHIBIT 99.2





                     CYPRUS NORTHSHORE MINING CORPORATION
                         AND CONSOLIDATED SUBSIDIARY


                             FINANCIAL STATEMENTS

                                 (UNAUDITED)

                              SEPTEMBER 30, 1994

STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY



                                                                              (In Thousands)
                                                                               September 30,
                                                                                   1994
                                                                              --------------
ASSETS

CURRENT ASSETS
   Cash                                                                            $        5
   Accounts receivable:
      Trade                                                                            12,883
      Other                                                                               538
                                                                                   ----------
                                                                                       13,421
   Inventories:
      Concentrates                                                                        589
      Finished products                                                                13,192
      Supplies and coal (net of reserve - $1,469)                                       8,680
                                                                                   ----------
                                                                                       22,461
   Deferred income taxes                                                                  634
   Other current assets                                                                 2,173
                                                                                   ----------
                                                           TOTAL CURRENT ASSETS        38,694

PROPERTIES
   Land                                                                                 4,499
   Plant and equipment                                                                 87,786
                                                                                   ----------
                                                                                       92,285
   Allowance for depreciation and amortization                                        (53,710)
                                                                                   ----------
                                                               TOTAL PROPERTIES        38,575

OTHER ASSETS                                                                               35
                                                                                   ----------
                                                                   TOTAL ASSETS    $   77,304
                                                                                   ==========

See notes to consolidated financial statements (unaudited).

STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY



                                                                                  (In Thousands)
                                                                                   September 30,
                                                                                       1994
                                                                                  --------------
LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES
   Trade accounts payable                                                          $    2,610
   Taxes payable:
      Federal and state income                                                            229
      Other                                                                             4,589
   Accrued employment costs                                                             1,377
   Royalties payable                                                                    2,025
   Other current liabilities                                                            2,372
                                                                                   ----------
                                                      TOTAL CURRENT LIABILITIES        13,202

POSTEMPLOYMENT BENEFIT LIABILITIES                                                      1,491

DEFERRED INCOME TAXES                                                                   1,291

OTHER LIABILITIES                                                                       1,487

SHAREHOLDER'S EQUITY
   Capital stock-par value $1 a share
      Authorized-1,000 shares
      Issued-100 shares                                                                   --
   Capital in excess of
      par value of shares                                                              87,238
   Retained deficit                                                                   (27,405)
                                                                                   ----------
                                                     TOTAL SHAREHOLDER'S EQUITY        59,833
                                                                                   ----------

                                                          TOTAL LIABILITIES AND
                                                           SHAREHOLDER'S EQUITY    $   77,304
                                                                                   ==========

See notes to consolidated financial statements (unaudited).





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

STATEMENT OF CONSOLIDATED INCOME (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY



                                                                                (In Thousands)
                                                                               Nine Months Ended
                                                                                 September 30,
                                                                                     1994
                                                                               -----------------
REVENUES
   Product sales and service                                                       $   77,648
   Other income                                                                           167
                                                                                   ----------
                                                                                       77,815

COSTS AND EXPENSES
   Cost of sales                                                                       59,647
   Depreciation and amortization                                                        2,340
   Royalties                                                                            3,216
   State and local taxes                                                                5,267
   Administrative, selling and general expenses                                         1,011
   Other expenses                                                                         120
                                                                                   ----------
      Total Costs and Expenses                                                         71,601
                                                                                   ----------

INCOME BEFORE INCOME TAXES                                                              6,214

INCOME TAXES                                                                            2,301
                                                                                   ----------

NET INCOME                                                                         $    3,913
                                                                                   ==========


See notes to consolidated financial statements (unaudited).





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

STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY



                                                                                   (In Thousands,
                                                                                  Brackets Indicate
                                                                                   Cash Decrease)
                                                                                  Nine Months Ended
                                                                                    September 30,
                                                                                        1994
                                                                                  -----------------
OPERATING ACTIVITIES

   Net Income                                                                      $    3,913
   Adjustments to reconcile net income
      to net cash (used by) operations:
         Depreciation and amortization                                                  2,340
         Deferred income tax provision                                                  1,661
         Loss on disposal of assets                                                         8
         Other                                                                            393
                                                                                   ----------
           Total before changes in operating
             assets and liabilities                                                     8,315
         Changes in operating assets and liabilities:
           Receivables (increase)                                                      (5,657)
           Inventories  decrease                                                        1,563
           Other current assets (increase)                                             (1,978)
           Payables and accrued liabilities (decrease)                                 (4,336)
                                                                                   ----------
             Total changes in operating
               assets and liabilities                                                 (10,408)
                                                                                   ----------
             Net cash (used by) operating activities                                   (2,093)

INVESTING ACTIVITIES

   Purchase of plant, property and equipment                                           (3,509)
   Proceeds from sale of assets                                                           135
                                                                                   ----------
             Net cash (used by) investing activities                                   (3,374)

FINANCING ACTIVITIES

   Decrease in intercompany account with
      Cyprus Amax Minerals Company                                                     11,266
   Decrease in capital in excess of par value of shares                                (5,866)
                                                                                  -----------
             Net cash from financing activities                                         5,400
                                                                                  -----------

DECREASE IN CASH                                                                          (67)

CASH AT BEGINNING OF PERIOD                                                                72
                                                                                  -----------

CASH AT END OF PERIOD                                                             $         5
                                                                                  ===========


See notes to consolidated financial statements (unaudited).





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

STATEMENT OF CONSOLIDATED SHAREHOLDER'S EQUITY (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY



                                                               In Thousands
                                            ------------------------------------------------------------------
                                                         Capital In
                                                         Excess of
                                            Capital      Par Value         Inter-       Retained
                                             Stock       of Shares        Company       Deficit         Total
                                            -------      ----------       --------      --------       -------
Balance, December 31, 1993                  $  --         $93,104         $(11,266)     $(31,318)      $50,520

   Net income                                  --            --               --           3,913         3,913

   Return of capital to
      Cyprus Amax Minerals
      Company                                  --          (5,866)            --           --           (5,866)

   Decrease in intercompany
      account with Cyprus
      Amax Minerals Company                    --            --             11,266         --           11,266
                                            -------       -------         --------      --------       -------

Balance, September 30, 1994                 $  --         $87,238         $   --        $(27,405)      $59,833
                                            =======       =======         ========      ========       =======



See notes to consolidated financial statements (unaudited).

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

CYPRUS NORTHSHORE MINING CORPORATION AND CONSOLIDATED SUBSIDIARY


NOTE A - BASIS OF PRESENTATION

         The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 8-K and should be read in conjunction with the financial statement footnotes and other information in Cyprus Northshore Mining Corporation and consolidated subsidiary's (the "Company") 1993 audited financial statements. In management's opinion, the unaudited financial statements present fairly the Company's financial position and results of operations.


NOTE B - ACQUISITION BY CLEVELAND-CLIFFS INC

         On September 30, 1994, Cleveland-Cliffs Inc acquired, through its wholly-owned subsidiary Cliffs Minnesota Minerals Company, all of the outstanding shares of stock of the Company (renamed Northshore Mining Company) and Cyprus Silver Bay Power Corporation (renamed Silver Bay Power Company) from Cyprus Amax Minerals Company.







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